UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2007

Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-131199	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas	77082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 596-9988

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 16, 2007, Cardtronics, Inc. (the "Company") announced that Mr. Ronald D. Coben had resigned from the Company's board of directors effective January 11, 2007. Mr. Coben served on the Company's audit committee and his resignation was not the result of any disagreement with the Company.

Item 7.01 Regulation FD Disclosure

On January 16, 2007, the Company issued a press release announcing the resignation of Mr. Ronald D. Coben from its board of directors. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 16, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics Inc. (Registrant)
January 16, 2007 (Date)	/s/ J. CHRIS BREWSTER J. Chris Brewster Chief Financial Officer

Exhibit Index
99.1	Press release dated January 16, 2007